Capital Management	12 Months Ended
Dec. 31, 2025
Capital Management [Abstract]
Capital Management
34. Capital Management

Risk Management

The capital we manage is the total of equity and debt on our balance sheet. Our capital management objectives are to maintain access to the capital we require to operate and grow our business while minimizing the cost of such capital and providing for returns to our investors.

As defined in our internal policies, we target to maintain, on average, over time, a debt-to-adjusted EBITDA ratio of approximately 2.0x, consistent with an investment grade credit rating. This ratio is expected to vary from its target level from time to time, reflecting commodity price cycles and corporate activity, including the development of major projects. We may also review and amend such policy targets from time to time.

As at December 31, 2025, our debt-to-adjusted EBITDA ratio was 1.1x (2024 – 1.9x). Our debt-to-adjusted EBITDA ratio is calculated using total debt, which is the sum of debt plus lease liabilities, including the current portions of debt and lease liabilities. Adjusted EBITDA is EBITDA before the pre-tax effect of the adjustments that we make to adjusted profit from continuing operations attributable to shareholders. For adjusted profit from continuing operations attributable to shareholders, we adjust profit from continuing operations attributable to shareholders as reported to remove the after-tax effect of certain types of transactions that reflect measurement changes on our balance sheet or are not indicative of our normal operating activities. EBITDA is profit before net finance expense, provision for income taxes, and depreciation and amortization. These measures are non-GAAP measures and should not be considered in isolation or used in substitution for other measures of performance prepared in accordance with IFRS Accounting Standards. Additional information on these measures is available in our management’s discussion and analysis for the year ended December 31, 2025.
34. Capital Management (continued)

We manage the risk of not meeting our financial targets through the issuance and repayment of debt, our distribution policy, the issuance of equity capital and asset sales, as well as through the ongoing management of operations, investments and capital expenditures.

Loan Covenant

The sustainability-linked revolving facility as described in Note 20(d) requires our total net debt-to-capitalization ratio to not exceed 0.60 to 1.0. The net debt-to-capitalization ratio is calculated using the sum of debt plus lease liabilities, including the current portions of debt and lease liabilities, less unrestricted cash and cash equivalents, which is divided by debt plus lease liabilities, including the current portions of debt and lease liabilities plus equity attributable to shareholders. Net debt is a non-GAAP measure and should not be considered in isolation or used in substitution for other measures of performance prepared in accordance with IFRS Accounting Standards. Additional information on non-GAAP measures is available in our management’s discussion and analysis for the year ended December 31, 2025.

Following the sale of the steelmaking coal business in July 2024, cash and cash equivalents increased significantly and as a result, our cash balances were greater than our debt balances at December 31, 2025 and December 31, 2024. Therefore, we do not exceed the required net debt-to-capitalization ratio. This facility does not have an earnings or cash flow-based financial covenant, a credit rating trigger or a general material adverse effect borrowing condition.